NATURE OF BUSINESS	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF BUSINESS

Note 1 - NATURE OF BUSINESS

Dragonfly Energy Holdings Corp. (the “Company”) sells lithium ion battery packs for use in a wide variety of applications. The Company sells to distributors under the Dragonfly Energy brand name, and sells direct to consumers under the trade name Battleborn Batteries. In addition, the Company develops technology for improved lithium ion battery manufacturing and assembly methods.

On March 31, 2023, the Company changed its state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”) pursuant to a plan of conversion dated March 30, 2023 (the “Plan of Conversion”). Pursuant to the Plan of Conversion, the issued and outstanding shares of common stock of the Company were automatically converted into common stock of the reincorporated company at the effective time of the Reincorporation.

On November 29, 2023, the Company filed an amendment to the articles of incorporation with the State of Nevada, to increase the number of authorized shares of it common stock to 250,000,000 shares. The par value remained at $0.0001 per share.

On November 12, 2024, the Company’s Board of Directors approved the implementation of a 1-for-9 reverse stock split of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and a corresponding proportional reduction in the number of common stock shares issued and outstanding. The reverse stock split was effected upon market open on November 22, 2024, (the “Effective Date”), and shares of Common Stock began trading on a split-adjusted basis as of market open on November 22, 2024.

All shares of Common Stock, stock option awards and per share amounts contained in the Consolidated Financial Statements and Notes have been retroactively adjusted to reflect the 1-for-9 reverse stock split.